Exhibit 1.01

Conflict Minerals Report

This Conflict Minerals Report for Lattice Semiconductor Corporation is prepared pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule 13p-1”) for the reporting period that ended December 31, 2024.

Lattice Semiconductor Corporation (collectively with its subsidiaries “Lattice,” “we,” or “our”) designs, develops and markets programmable logic and connectivity solutions. Lattice has adopted a Conflict Minerals Sourcing Policy that expresses our desire to have our products be “DRC Conflict Free,” meaning free from conflict minerals sourced from the Democratic Republic of the Congo and its adjoining countries (“Covered Countries”) that finance or benefit armed groups. Conflict minerals are columbite-tantalite (coltan), cassiterite, gold, wolframite, and their derivatives which are limited to tantalum, tungsten, and tin, unless the Secretary of State determines that additional derivatives or minerals are financing a conflict in the Democratic Republic of the Congo or an adjoining country.

Products and Initiatives

Based on our internal assessment, our semiconductor devices that we contract to manufacture contain conflict minerals that are necessary to their functionality (the “3TG Products”). In order to seek a DRC Conflict Free supply chain and to comply with reporting requirements, we established processes designed to determine the source and chain of custody of conflict minerals in the 3TG Products. We have also adopted a Conflict Minerals Sourcing Policy and we require our suppliers to acknowledge and comply with this policy, which is available on the Corporate Stewardship page of our website at http://www.latticesemi.com/About/ESG.

Diligence Framework

Our due diligence strategy is consistent with the internationally recognized framework established by the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, and related supplements. As part of our due diligence strategy, we established a company risk management system to support our ongoing efforts to identify, assess and respond to risks in our supply chain. Our company risk management system includes participation in industry-driven programs, including the adoption of the Responsible Business Alliance (the “RBA”) Code of Conduct and our support of the third-party audits and assessments conducted in connection with the Responsible Minerals Initiative (the “RMI”) Responsible Minerals Assurance Process (the “RMAP”). Because we are at least several levels removed from the mining, refining, and smelting of conflict minerals, our diligence measures can only provide a reasonable assurance regarding the source and chain of custody of conflict minerals in our supply chain. To determine the use and source of conflict minerals in our 3TG Products, we rely upon certifications from suppliers and upon the third-party assessments completed in connection with the RMAP.

As part of the RMAP, smelters are identified as “Conformant” if they have undergone an audit and are conformant with the RMAP assessment protocols. Smelters are identified as “Active” if they are participants in the RMAP and have committed to undergo an audit or are participating in another recognized certification program. These RMAP designations are an integral part of our risk management process because they provide us with independent third-party audits of the due diligence practices of the upstream smelters and refiners in our supply chain.

As part of our strategy, we conduct good faith reasonable country of origin inquiries and due diligence designed to determine whether any conflict minerals in our 3TG Products originated in the Covered Countries. We follow industry standards by requesting each supplier in our supply chain to identify the processing facilities and other data related to conflict minerals in the 3TG Products using the latest version of the RMI Conflict Minerals Reporting Template (the “CMRT”). In order to determine the source and chain of custody of any conflict minerals in our supply chain, we communicate with the relevant suppliers in our supply chain, compile, validate and analyze the CMRT results, attempt to confirm reported results where appropriate, identify possible risks, work with our suppliers to mitigate those risks, and identify smelters and refiners certified by the RMI through the RMAP. If a supplier does not respond to our requests or provides an insufficient response, we engage in further discussions with that supplier to identify and assess risks. Our policy is to disengage with any supplier where we are concerned about conflict minerals sourced from the Covered Countries that finance or benefit armed groups, which may include suppliers from whom we did not receive a sufficient response after multiple inquiries. The results of our supply chain due diligence are reported regularly to Lattice management.

Due Diligence Results

In 2024, over 96% of our product related revenues originated from semiconductor devices, and all of our suppliers of semiconductor devices provided sufficient responses to our requests. All of our suppliers of semiconductor devices provided certifications that their upstream smelters and refiners have been certified as Conformant through the RMAP.

Based on the information provided by our suppliers and as a result of our due diligence efforts for the period ended December 31, 2024, we believe that the conflict minerals contained in our 3TG Products originated from the facilities listed in Appendix I, as well as from recycled and scrap sources. Additional smelter and refinery information is contained within our CMRT, which is available upon request.

This Conflict Minerals Report was not subject to an independent private sector audit.

Appendix I

Mineral	Smelter	Location of Facility
Gold	8853 S.p.A.	ITALY
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Agosi AG	GERMANY
Gold	AGR (Perth Mint Australia)	AUSTRALIA
Gold	AGR Mathey	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	AKITA Seiren	JAPAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN
Gold	AngloGold Ashanti Brazil	BRAZIL
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold	ANZ (Perth Mint 4N)	AUSTRALIA
Gold	ANZ Bank	AUSTRALIA
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	ASAHI METALFINE, Inc.	JAPAN
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	ATAkulche	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Attero Recycling Pvt Ltd	INDIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	Aurubis AG	GERMANY
Gold	BALORE REFINERSGA	INDIA
Gold	Bangalore Refinery	INDIA
Gold	Bangalore Refinery Pvt Ltd	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden Ronnskar	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR	CANADA
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	Chemmanur Gold Refinery	INDIA

Mineral	Smelter	Location of Facility
Gold	Chimet S.p.A.	ITALY
Gold	China Henan Zhongyuan Gold Smelter	CHINA
Gold	China's Shandong Gold Mining Co., Ltd	CHINA
Gold	Chugai Mining	JAPAN
Gold	Coimpa Industrial LTDA	BRAZIL
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	DEGUSSA	GERMANY
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Dongwu Gold Group	CHINA
Gold	Dosung metal	KOREA, REPUBLIC OF
Gold	Dowa	JAPAN
Gold	Dowa Kogyo k.k.	JAPAN
Gold	Dowa Metalmine Co. Ltd	JAPAN
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	Ekaterinburg	RUSSIAN FEDERATION
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FEDERATION
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Fujhara Refinery	UNITED ARAB EMIRATES
Gold	Fujian Zijin mining stock company gold smelter	CHINA
Gold	Gasabo Gold Refinery Ltd	RWANDA
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Gold by Gold Colombia	COLOMBIA
Gold	Gold Coast Refinery	GHANA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co,. LTD.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Gaoyao Co	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA

Mineral	Smelter	Location of Facility
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Industry Co. Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Hunan Yu Teng Non-Ferrous Metals Co., Ltd.	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA
Gold	Industrial Refining Company	BELGIUM
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Gold	JCC	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Johnson Matthey Canada	CANADA
Gold	Johnson Matthey Inc. (USA)	UNITED STATES OF AMERICA
Gold	Johnson Matthey Limited	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A. Rasmussen	NORWAY
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedz S.A.	POLAND
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kochi daiicihi Yamaminami plant	JAPAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kojima Kagaku Yakuhin Co., Ltd	JAPAN
Gold	Kombinat Gorniczo Hutniczy Miedz Polska Miedz S.A.	POLAND
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kosak Seiren	JAPAN
Gold	KUC	UNITED STATES OF AMERICA
Gold	Kundan Care Products Ltd.	INDIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN

Mineral	Smelter	Location of Facility
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	La Caridad	MEXICO
Gold	LAIZHOU SHANDONG	CHINA
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	LinBao Gold Mining	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS MnM Inc.	KOREA, REPUBLIC OF
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Gold Smelting	CHINA
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	MD Overseas	INDIA
Gold	MEM(Sumitomo Group)	JAPAN
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	Metallurgie Hoboken Overpelt	BELGIUM
Gold	Metalor Switzerland	SWITZERLAND
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Met-Mex Penoles, S.A.	MEXICO
Gold	Minera Titán del Perú SRL (MTP) - Belen Plant	PERU
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Kinzoku Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MKS PAMP SA	SWITZERLAND
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA
Gold	Nohon Material Corporation	JAPAN
Gold	Norddeutsche Affinererie AG	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION

Mineral	Smelter	Location of Facility
Gold	OJSC Krastsvetmet	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Pan Pacific Copper Co Ltd.	JAPAN
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Perth Mint	AUSTRALIA
Gold	Perth Mint (ANZ)	AUSTRALIA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Produits Artistiques de Métaux	SWITZERLAND
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery LS-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECHIA
Gold	Saganoseki Smelter & Refinery	JAPAN
Gold	Sai Refinery	INDIA
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES
Gold	Samdok Metal	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	SD (Samdok) Metal	KOREA, REPUBLIC OF
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Sempsa JP (Cookson Sempsa)	SPAIN
Gold	Shan Dong Huangjin	CHINA
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA
Gold	Shandong Gold Smelting Co., Ltd.	CHINA
Gold	Shandong Guoda Gold Co., Ltd.	CHINA
Gold	Shandong Huangjin	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong Middlings JinYe group Co., LTD	CHINA
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shangdong Gold (Laizhou)	CHINA
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Mineral	Smelter	Location of Facility
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold	Shyolkovsky	RUSSIAN FEDERATION
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singapore Tanaka	JAPAN
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SMM	JAPAN
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	SOLAR CHEMICALAPPLIED MATERIALS TECHNOLOGY (KUN SHAN)	TAIWAN, PROVINCE OF CHINA
Gold	Solartech	TAIWAN, PROVINCE OF CHINA
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Kinzoku Kozan K.K.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	SungEel HiTech	KOREA, REPUBLIC OF
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	T.C.A S.p.A	ITALY
Gold	Takehara Refinery	JAPAN
Gold	Tamano Smelter	JAPAN
Gold	Tanaka Denshi Kogyo K.K.	JAPAN
Gold	Tanaka Electronics (Hong Kong) Pte. Ltd.	JAPAN
Gold	TANAKA Electronics (Malaysia) SDN. BHD.	JAPAN
Gold	Tanaka Electronics (Singapore) Pte. Ltd.	JAPAN
Gold	Tanaka Kikinzoku International	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tanaka Precious Metals	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Perth Mint	AUSTRALIA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Ubro-Union of Brazilian Refiners	BRAZIL
Gold	Umicore Precious Metals Refining Hoboken	BELGIUM
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	WEEEREFINING	FRANCE

Mineral	Smelter	Location of Facility
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Williams Advanced Materials	UNITED STATES OF AMERICA
Gold	Xstrata	CANADA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yamamoto Precious Co., Ltd.	JAPAN
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yamamoto Precision Metals	JAPAN
Gold	Yantai NUS Safina tech environmental Refinery Co. Ltd.	CHINA
Gold	Yilida Resources Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhao Jin Mining Industry Co Ltd	CHINA
Gold	Zhao Yuan Gold Mine	CHINA
Gold	Zhao Yuan Gold Smelter of ZhongJin	CHINA
Gold	Zhao Yuan Jin Kuang	CHINA
Gold	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold	Zhaojinjinyinyelian	CHINA
Gold	Zhaoyuan Gold Group	CHINA
Gold	Zhongjin Gold Corporation Limited	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Kuang Ye Refinery	CHINA
Gold	Zijin Mining Industry Corporation	CHINA
Tantalum	5D Production OU	ESTONIA
Tantalum	AMG Brasil	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	F & X	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO

Mineral	Smelter	Location of Facility
Tantalum	KEMET de Mexico	MEXICO
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Non-Ferrous Metal Smeltery	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	PowerX Ltd.	RWANDA
Tantalum	Resind Ind e Com Ltda.	BRAZIL
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH	CHINA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	Solikamsk	RUSSIAN FEDERATION
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Taki Chemicals	JAPAN
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	ULBA	KAZAKHSTAN
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Yanling Jincheng Tantalum Co., Ltd.	CHINA
Tantalum	タニオビス・ジャパン株式会社	JAPAN
Tin	Alent plc	UNITED STATES OF AMERICA
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA
Tin	Alpha Metals	UNITED STATES OF AMERICA
Tin	Alpha Metals Korea Ltd.	UNITED STATES OF AMERICA
Tin	Alpha Metals Taiwan	UNITED STATES OF AMERICA
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	Aurubis Beerse	BELGIUM
Tin	Aurubis Berango	SPAIN
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin (Hechi)	CHINA

Mineral	Smelter	Location of Facility
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	China Yunnan Tin Co Ltd.	CHINA
Tin	Cookson	UNITED STATES OF AMERICA
Tin	Cookson (Alpha Metals Taiwan)	UNITED STATES OF AMERICA
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	UNITED STATES OF AMERICA
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Fundição De Metais E Comércio De Equipamentos Eletrônicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	Dongguan Best Alloys Co., Ltd.	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	DongGuan DaLang BaoTai Solder Products Factory	CHINA
Tin	Dowa	JAPAN
Tin	Dowa Metaltech Co., Ltd.	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Empresa Metalúrgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Empressa Nacional de Fundiciones (ENAF)	BOLIVIA (PLURINATIONAL STATE OF)
Tin	ENAF	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Fábrica Auricchio	BRAZIL
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Funsur Smelter	PERU
Tin	Gejiu City Datun Chengfeng Smelter	CHINA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	Gejiu Fuxiang Gongmao Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA
Tin	Guang Xi Liu Xhou	CHINA
Tin	Guang Xi Liu Zhou	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	GuangXi China Tin	CHINA
Tin	Guangxi Hua Shu Dan CO., LTD.	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Hulterworth Smelter	MALAYSIA
Tin	Ikuno Tin Smelter	JAPAN
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA

Mineral	Smelter	Location of Facility
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Kai Union Industry and Trade Co., Ltd. (China)	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Kundur Smelter	INDONESIA
Tin	Liuzhhou China Tin	CHINA
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Mentok Smelter	INDONESIA
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Mining and processing tin-tungsten ore Giang Son - VQB Co., Ltd.	VIETNAM
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	MSC	MALAYSIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nanshan Tin Co. Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Operaciones Metalúrgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	PT Arsed Indonesia	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA

Mineral	Smelter	Location of Facility
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	Resind Ind e Com Ltda.	BRAZIL
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Smelting Branch of Yunnan Tin Company Ltd	CHINA
Tin	Super Ligas	BRAZIL
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	The Gejiu cloud new colored electrolytic	CHINA
Tin	Tin Products Manufacturing Co.LTD. of YTCL	CHINA
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Toboca/ Paranapenema	BRAZIL
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	VQB Mineral and Trading Group JSC	VIETNAM
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	White Solder Metalurgica	BRAZIL
Tin	Woodcross Smelting Company Limited	UGANDA
Tin	XiHai - Liuzhou China Tin Group Co ltd	CHINA
Tin	YTCL	CHINA
Tin	Yunan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Adventure Co., Ltd.	CHINA
Tin	Yunnan Chengfeng	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Gejiu Zili Metallurgy Co. Ltd.	CHINA
Tin	Yunnan ride non-ferrous metal co., LTD	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	Yunnan wind Nonferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Xi YE	CHINA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yuntinic Resources	CHINA
Tin	YUNXIN colored electrolysis Company Limited	CHINA
Tin	云南锡业股份有限公司锡业分公司	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL

Mineral	Smelter	Location of Facility
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Allied Material Corporation	JAPAN
Tungsten	ALMT Corp	JAPAN
Tungsten	ALMT Sumitomo Group	JAPAN
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	ATI Metalworking Products	UNITED STATES OF AMERICA
Tungsten	ATI Tungsten Materials	UNITED STATES OF AMERICA
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Molybdenum Co., Ltd.	CHINA
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	China MuYe Tungsten Co,. Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Tungsten	Fujian Xinlu Tungsten	CHINA
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	GEM Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Tungsten	GTP	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Han River Pelican State Alloy Co., Ltd.	CHINA
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	Kenee Mining Corporation	VIETNAM

Mineral	Smelter	Location of Facility
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIETNAM
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	LLC Vostok	RUSSIAN FEDERATION
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Masan High-Tech Materials	VIETNAM
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIETNAM
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Nam Viet Cromit Joint Stock Company	VIETNAM
Tungsten	Nan Viet Ferrochrome Co., Ltd.	VIETNAM
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	S.P.T. spol.s r.o.	CZECHIA
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF
Tungsten	Tungsten Vietnam Joint Stock Company	VIETNAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	WBH	AUSTRIA
Tungsten	WBH,Wolfram [Austria]	AUSTRIA
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Xiamen H.C.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	洛阳栾川钼业集团钨业有限公司	CHINA
The conflict minerals contained in our 3TG Products, to the extent known, are believed to have been sourced from recycled materials or facilities in the following countries: Andorra, Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, Colombia, Democratic Republic of the Congo, Czechia, Estonia, France, Germany, Ghana, India, Indonesia, Italy, Japan, Kazakhstan, Republic of Korea, Kyrgyzstan, Lao People's Democratic Republic, Lithuania, Malaysia, Mexico, Myanmar, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Rwanda, Saudi Arabia, Singapore, South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan, Tanzania, Thailand, Turkey, Uganda, United Arab Emirates, United States, Uzbekistan, Vietnam, Zimbabwe